UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 3, 2005

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14303	36-3161171

(Commission File Number)	(IRS Employer Identification No.)

One Dauch Drive, Detroit, Michigan	48211-1198

(Address of Principal Executive Offices)	(Zip Code)

(313) 758-2000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit index
Employment Agreement Extension
Restricted Stock Award Agreement
Restricted Stock Unit Award Agreement

Item 1.01 Entry into a Material Definitive Agreement
Upon unanimous approval of the Board of Directors of American Axle & Manufacturing Holdings, Inc. (the “Company”), on November 3, 2005, the Company entered into an Employment Agreement Extension, Restricted Stock Award Agreement and Restricted Stock Unit Award Agreement with Richard E. Dauch, Co-Founder, Chairman of the Board & Chief Executive Officer. Pursuant to the Employment Agreement Extension, Mr. Dauch agreed to extend the term of his Employment Agreement with the Company dated November 6, 1997, as amended (“Employment Agreement”), for an additional three years through December 31, 2009. As an inducement for Mr. Dauch to extend the term of his Employment Agreement, Mr. Dauch was granted an award of restricted stock and restricted stock units covering a total of 300,000 restricted shares of Company common stock and will be credited with twenty years of service with American Axle & Manufacturing, Inc. (“AAM”) effective December 31, 2009 under the AAM Amended and Restated Supplemental Executive Retirement Plan. The restricted stock and restricted stock units will vest at the end of the extended term of the Employment Agreement, except in the case of earlier death, disability, resignation or other event set forth in the Restricted Stock Award Agreement and Restricted Stock Unit Award Agreement.
Copies of the Employment Agreement Extension, Restricted Stock Award Agreement and Restricted Stock Unit Award Agreement are attached as Exhibits 99.1, 99.2 and 99.3, respectively. A copy of the Employment Agreement was filed with the SEC as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 (Registration No. 333-53491), a copy of the Amendment dated December 20, 2000 to the Employment Agreement was filed with the SEC as Exhibit 10.07 to the Company’s Form 10-K for the year ended December 31, 2000, and a copy of the Second Amendment, dated as of December 10, 2001, to the Employment Agreement was filed with the SEC as Exhibit 10.49 to the Company’s Form 10-K for the year ended December 31, 2001. A copy of the Amended and Restated Supplemental Executive Retirement Plan was filed with the SEC as Exhibit 10.48 to the Company’s Form 10-Q for the 3rd quarter of 2005. The foregoing Exhibits are incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits:
99.1	Employment Agreement Extension between American Axle & Manufacturing Holdings, Inc. and Richard E. Dauch dated November 3, 2005

99.2	Restricted Stock Award Agreement between American Axle & Manufacturing Holdings, Inc. and Richard E. Dauch dated November 3, 2005

99.3	Restricted Stock Unit Award Agreement between American Axle & Manufacturing Holdings, Inc. and Richard E. Dauch dated November 3, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

Date: November 9, 2005	By:	/s/ Patrick S. Lancaster
Vice President, Chief Administrative Officer & Secretary

Exhibit index

Exhibit No.	Description
99.1	Employment Agreement Extension between American Axle & Manufacturing Holdings, Inc. and Richard E. Dauch dated November 3, 2005

99.2	Restricted Stock Award Agreement between American Axle & Manufacturing Holdings, Inc. and Richard E. Dauch dated November 3, 2005

99.3	Restricted Stock Unit Award Agreement between American Axle & Manufacturing Holdings, Inc. and Richard E. Dauch dated November 3, 2005